                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14 (A) of THE SECURITIES
                                 EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT /X/  FILED BY A PARTY OTHER THAN THE REGISTRANT / /

Check the appropriate box
/ /      Preliminary Proxy statement
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material pursuant to sec.24O.14a-11(c) or sec.24O.l4a-12
/ / Confidential, for Use of the Commission only (as permitted by Rule 14a-6(3)(2))

                              The Navellier Series Fund
                   (Name of Registrant as Specified In Its Charter)
                      (Name of Person(s) Filing Proxy Statement)

                 PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX) :
/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         O-11.

l)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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5)  Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, schedule or Registration Statement No.:

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4)  Date Filed:

                             NAVELLIER SERIES FUND:
                     AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
                One East Liberty, 3rd Floor, Reno, Nevada 89501
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 10, 1997



    A Special Meeting of Shareholders of Navellier Series Fund: Aggressive Small Cap Equity Portfolio (the "Fund") will be held at One East Liberty, 3rd Floor, Reno, Nevada 89501 on Friday, November 10, 1997 at 9:30 am for the following purposes:



ITEM 1.    To approve the Investment Advisory Agreement between Navellier Management,
           Inc. and the Fund.

ITEM 2.    To transact such other business as may properly come before the Special
           Meeting of Shareholders and any adjournments thereof.


           YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    Only shareholders of record on October 7, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                               [SIGNATURE]

                                          Louis G. Navellier

                                          PRESIDENT


October 17, 1997


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP SAVE NMI THE NECESSARY AND ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

Dear Shareholders:


    The enclosed proxy statement seeks your approval of the investment advisory agreement between the Navellier Series Fund: Aggressive Small Cap Equity Portfolio (the "Fund") and Navellier Management, Inc. (NMI) at a Special Meeting of Shareholders to be held in Reno, Nevada on Friday, November 10, 1997.



    Federal securities law requires that the investment advisory agreement be submitted to a vote of shareholders within 120 days following the Board of Trustees' July 14, 1997 decision to employ NMI as your Fund's investment adviser.


    The Board is very pleased that NMI is once again the Fund's investment adviser, subject to your Approval. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE INVESTMENT ADVISORY AGREEMENT WITH NMI AS SET FORTH IN ITEM 1 OF THE PROXY STATEMENT. The Board is also very pleased that NMI has agreed to a reduction in the investment advisory fee paid by the Fund to NMI if you approve
Item 1 at your Special Meeting.

    Your Trustees' recommendation is now subject to review by you and your fellow shareholders at the Special Meeting. Even if you cannot attend the Special Meeting, it is very important that you complete, sign, and return the enclosed gold proxy card. Your prompt response will be appreciated.

    Should you have any questions, we invite you to call us directly, toll free, at 1-800-887-8671 between 8:00 am and 5:00 pm Pacific Standard Time.

                                          Very truly yours,

                                               [SIGNATURE]

                                          Louis G. Navellier
                                          PRESIDENT

                                PROXY STATEMENT


    This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board of Trustees") of The Navellier Series Fund on behalf of Navellier Series Fund: Aggressive Small Cap Equity Portfolio (the "Fund"), a series of the Fund, to be used at a Special Meeting of Shareholders to be held at One East Liberty, 3rd Floor, Reno, Nevada 89501 on November 10, 1997, and at any adjournments thereof, for the purposes set forth in the accompanying Notice (collectively the "Special Meeting").



    This Proxy Statement, the Notice of Special Meeting of Shareholders and the proxy card are being mailed to shareholders on or about October 17, 1997, or as soon as practicable thereafter. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund at the principal executive office of the Fund, One East Liberty Street, 3rd Floor, Reno, Nevada 89501) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.


    Shareholders of record at the close of business on October 7, 1997 ("Record Date") will be entitled to one vote for each share held. There were 3,998,438 shares of the Fund outstanding on the Record Date.


    FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENTLY COMPLETED FISCAL YEAR ENDED DECEMBER 31, 1996 AND THE MOST RECENT SEMI-ANNUAL REPORT DATED JUNE 30, 1997, WRITE THE NAVELLIER SERIES FUND AT ONE EAST LIBERTY, 3RD FLOOR, RENO, NEVADA 89501 OR CALL 1-800-887-8671.


ITEM 1-- TO APPROVE THE INVESTMENT ADVISORY AGREEMENT BETWEEN NAVELLIER MANAGEMENT, INC. AND
      THE FUND

BACKGROUND

    At the Special Meeting, shareholders of the Fund will be asked to approve the Investment Advisory Agreement dated July 14, 1997 (the "Agreement") between Navellier Management Inc., a Delaware corporation ("NMI" or the "Adviser"), and the Fund. NMI acts as the investment adviser to the Fund pursuant to the Agreement.

    Pursuant to the Agreement, NMI provides the Fund with overall investment advisory services, as well as general office facilities. Subject to such policies as the Board of Trustees may determine, NMI makes investment decisions for the Fund. For its services and facilities, NMI receives an annual management fee under the Agreement, computed and paid monthly, in an amount equal to 1.25% of the average daily net assets of the Fund on an annualized basis.


    If the Agreement is approved by shareholders at the Special Meeting, NMI has agreed that the investment management fee paid by the Fund to NMI under the Agreement would be permanently reduced from 1.25% to 1.15% of the Fund's average daily net assets on an annualized basis. This permanent reduction of 0.10% constitutes a 8% reduction in the investment advisory fee rate. A description of the Agreement and the services provided by NMI thereunder is set forth below.


    In approving the Agreement and recommending its approval by shareholders, the Trustees considered the best interests of the shareholders of the Fund, and took into account all such factors as they deemed relevant. See "Review Process of the Board of Trustees" below.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND APPROVE THE AGREEMENT WITH NMI.

    The Agreement was approved by the prior Board of Trustees, including a majority of the prior Trustees who were not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (collectively, the "Independent Trustees"), on July 14, 1997 and was again approved by all of the newly appointed Trustees (i.e., Barry Sander, Joel Rossman, Jacques Delacroix, Arnold Langsen and Louis Navellier) on July 19, 1997. On these dates, NMI was retained by the Fund to serve as its investment adviser under the Agreement following the former Board of Trustees' (and subsequent Board of Trustees) decision to renew the Fund's investment advisory agreement and other arrangements with Navellier Management, Inc. ("NMI") and its affiliates. NMI had served as the Fund's adviser and administrator, and an affiliate of NMI served as the Fund's principal underwriter, from the Fund's inception through March 15, 1997. On March 13, 1997 the Board of Trustees retained Massachusetts Financial Services Company ("MFS") as the Adviser, Administrator and Distributor of the Fund. The advisory agreement between the MFS Series Trust and MFS expired on July 14, 1997, at which time NMI was reinstated as the Adviser to the Fund. At the Special Meeting of Shareholders held on May 23, 1997, MFS failed to win approval of the shareholders for the investment advisory agreement with MFS proposed by the former Board of Trustees.



    Rule 15a-4 allows new investment advisers to be retained in the event that the agreement between the fund's former investment adviser and the fund has been terminated. Under this rule, the new investment adviser to a fund is permitted to serve the fund under an investment advisory agreement that has not yet been approved by shareholders if (i) the agreement has been approved by the funds' governing board as specified in the 1940 Act, (ii) the compensation to be received by the new investment adviser does not exceed the compensation paid to the former investment adviser, and (iii) the agreement is approved by shareholders within the 120 day period following the termination of the prior agreement. NMI has been retained as the Fund's investment adviser in accordance with Rule 15a-4 and the purpose of this Special Meeting is to ask shareholders to approve the Agreement.


    On July 14, 1997, NMI also was retained to serve as the Fund's administrator under an agreement having the same terms, provisions and fees as the agreement under which NMI previously had acted as the Fund's administrator. The administrative agreement with NMI, like the prior agreement, with NMI, provides for a fee paid by the Fund to NMI equal to 0.25% per annum of the Fund's average daily net assets.

    On July 14, 1997, an affiliate of NMI, Navellier Securities Corp. ("NSC"), was also retained as the Fund's principal underwriter under a Distribution Agreement with the Fund.

FEES OF SIMILAR NAVELLIER FUNDS

    NMI also acts as the investment adviser to several registered investment companies having similar investment objectives and/or policies to those of the Fund.

    The following table sets forth the name of each investment company having similar investment objectives and/or policies to the Fund, the annual rate of compensation (i.e., the fee NMI is paid for its services as investment adviser to such funds) and the net assets as of June 30, 1997.


                                                                                                          EXPENSES
                                                          INVESTMENT                   ANNUAL RATE OF     WAIVED OR
NAME OF FUND                                               OBJECTIVE    NET ASSETS      COMPENSATION       REDUCED
--------------------------------------------------------  -----------  -------------  -----------------  -----------
Navellier Aggressive Growth Portfolio...................      Growth   $  96,007,278           1.25%          YES(1)
Navellier Mid Cap Growth Portfolio......................      Growth   $   6,625,953           1.25%          YES(2)
Navellier Aggressive Small Cap Portfolio................      Growth   $   5,274,139           1.15%          YES(3)


------------------------


(1) THE NAVELLIER AGGRESSIVE GROWTH PORTFOLIO: during the six month period ended June 30, 1997, Navellier Management, Inc. ("NMI") waived its right to reimbursement of $88,608 of $197,795 of the Aggressive Growth Portfolio's operating expenses NMI had paid on behalf of the Aggressive Growth Portfolio. As a result of NMI's waiver, the Aggressive Growth Portfolio's operating expenses were 2.00% for the period. Without NMI's waiver of reimbursement, the Navellier Aggressive Growth Portfolio's operating expenses would have been 2.2% for the period ended June 30, 1997.

(2) THE NAVELLIER MID CAP GROWTH PORTFOLIO: during the six month period ended June 30, 1997, Navellier Management, Inc. ("NMI") waived its right to reimbursement of $30,810 of $36,034 of the Mid Cap Growth Portfolio's operating expenses NMI had paid on behalf of the Mid Cap Growth Portfolio. As a result of NMI's waiver, the Mid Cap Growth Portfolio's operating expenses were 2.00% for the period. Without NMI's waiver of reimbursement, the Navellier Mid Cap Growth Portfolio's operating expenses would have been
    3.47 for the period ended June 30, 1997.



(3) THE NAVELLIER AGGRESSIVE SMALL CAP PORTFOLIO: during the six month period ended June 30, 1997, Navellier Management, Inc. ("NMI") waived its right to reimbursement of $42,939 or $44,152 of the Aggressive Small Cap Portfolio's operating expenses NMI had paid on behalf of the Aggressive Small Cap Portfolio. As a result of NMI's waiver, the Aggressive Small Cap Portfolio's operating expenses were 1.55% for the period. Without NMI's waiver of reimbursement, the Navellier Small Cap Portfolio's operating expenses would have been 6.9% for the period ended June 30, 1997.


INVESTMENT ADVISER

    Navellier Management Inc. is wholly owned by its president, Louis G. Navellier. Since 1985, Mr. Navellier has been active in the management of individual portfolios, pension funds and institutional portfolios. Navellier Management, Inc. (the "Investment Advisor") administers the Fund's assets and determines which securities will be selected as investments for the Fund. Louis Navellier, the President and CEO of the Investment Adviser, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Portfolio. He set the strategies and guidelines for the Portfolio and oversees the Portfolio Manager's activities. The Investment Adviser receives an annual fee, equal to 1.25% of the value of assets under management for the Portfolio, payable monthly, based upon a percentage of the Portfolio's average daily net assets.

    Mr. Navellier is also CEO and President of Navellier & Associates, Inc., an investment advisory firm with approximately $1.5 billion in assets under management. Mr. Navellier is also CEO and President of Navellier Securities Corp., the Underwriter and Distributor of the Fund. Mr. Navellier is also CEO and President of Navellier Fund Management, Inc. a sub-adviser to the Northstar Funds. Mr. Navellier is also the editor and publisher of the highly acclaimed MPT Review.

REVIEW PROCESS OF THE BOARD OF TRUSTEES


    At a July 19, 1997 meeting of the new Board of Trustees, the agreement was reviewed and approved by the new Board of Trustees. In evaluating the Agreement, both Boards of Trustees reviewed materials furnished by NMI and took into account the shareholders' vote not to renew Massachusetts Financial Services as investment adviser. At the July 19, 1997 Board of Trustees meeting, representatives of NMI discussed NMI's philosophy of management, performance expectations and methods of operation insofar as they related to the Fund, and NMI's prior performance as investment adviser to the Fund.


    In approving the Agreement and recommending its approval by shareholders, the Trustees, considering the best interests of the shareholders of the Fund, took into account all such factors as they deemed relevant, but gave no greater weight to any of the following factors. Among such factors were the nature, quality and extent of the services furnished by NMI to the Fund; the advantages and possible disadvantages to the Fund of having a manager which also serves other investment companies and private accounts; the investment record of NMI, possible economies of scale; comparative data as to advisory fees, the risks assumed by NMI; possible benefits to NMI from serving as manager to the Fund, and of an affiliate of NMI serving as principal underwriter of the Fund; the financial resources of NMI; and the importance of obtaining high quality professional services for the Fund.

    On July 14, 1997 the former Independent Trustees appointed Louis Navellier as a Trustee and resigned as Trustees of the Trust. At a subsequent meeting on the same day, Louis Navellier appointed Joel Rossman, Jacques Delacroix and Barry Sander as new Independent Trustees. On July 19, 1997 Arnold

Langsen was also appointed as a Trustee. The new Trustees for the Navellier Series Fund currently serve as Trustees to the Navellier Performance Funds. Louis Navellier and the other four new Trustees were elected as Trustees by the shareholders of the Fund at a meeting of the shareholders of the Fund held September 12, 1997.

DESCRIPTION OF THE INVESTMENT ADVISORY AGREEMENT

    Under the Agreement, NMI provides portfolio management services for the Fund, including investment research, advice and supervision. For its services, the Fund currently pays NMI a management fee computed and paid monthly, in an amount equal to 1.25% per annum of the average daily net asset value of the Fund. If shareholders approve the Agreement at the Special Meeting, NMI will immediately reduce the investment advisory fee from 1.25% to 1.15% per annum of the Fund's average daily net assets.

    The Fund pays its expenses (other than those assumed by NMI or Navellier Securities Corp. ("NSC"), the Fund's principal underwriter), including: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian and transfer agent, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that its Distribution Agreement with NSC, the Fund's principal underwriter, requires NSC to pay for prospectuses that are to be used for sales purposes.


    The Agreement further provides that NMI will pay the compensation, if any, of the Trust's officers who are affiliated with NMI and any Trustee who is an officer of NMI and that NMI will furnish at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio securities, and, in general, administering its affairs.



    The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence, NMI shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.


    The Agreement will remain in effect pursuant to its terms in accordance with Rule 15a-4 under the 1940 Act until November 11, 1997; if approved by shareholders, the Agreement will then remain in effect pursuant to its terms, except to reflect that NMI will reduce its management fee to 1.15% until November 11, 1999, and thereafter with respect to the Fund for successive one year periods if and so long as such continuation is specifically approved at least annually by (a) the Board of Trustees or (b) the affirmative vote of the lesser of (1) more than fifty percent (50%) of the outstanding shares of the Fund or (2) sixty-seven percent (67%) or more of the shares of the Fund present at the meeting if more than fifty percent (50%) of the outstanding shares of the Fund are represented at the meeting in person or by proxy (a "Majority Vote"), provided that in either event the continuation also is approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, without penalty, by the Board of Trustees, by a Majority Vote of the Fund's shareholders, or by NMI, on not less than sixty days notice by NMI to the Fund. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The description of the Agreement is qualified in its entirety by reference to the Agreement which is attached as Appendix A in this proxy statement.

DESCRIPTION OF ADMINISTRATIVE SERVICES AGREEMENT



    Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Advisor out of its fees or assets.



    In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Advisor (over the amount of 0.25% annual administrative Services Fee) to reimburse it for fees Investment Advisor pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.


REQUIRED VOTE

    Approval of the Agreement requires a Majority Vote of the Fund's shareholders (as defined above).

    The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the Agreement with NMI.

MANNER OF VOTING PROXIES

    All proxies received by the management will be voted on all matters presented at the Special Meeting and at any adjournments thereof, and if not limited to the contrary, will be voted FOR Item 1.

    Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Special Meeting. If no instructions are given, such broker-dealer firms may treat the vote as a routine vote and vote shares held in street name for Item 1. Proxies which are returned but which are marked "abstain" will be counted as present for the purposes of a quorum. However, abstentions will not be counted as votes cast. Abstentions will have the same effect as a vote against Item 1.

    The management knows of no other matters to be brought before the Special Meeting. If, however, any other matters come before the Special Meeting and any adjournments thereof, it is the management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF CERTAIN PROPOSALS


    The Navellier Series Fund is a Delaware business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements. Proposals of shareholders which are intended to be presented at future shareholder's meetings must be received by the Trust a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting.


ADDITIONAL INFORMATION

    The information contained in this proxy statement relating to NMI has been furnished by NMI.

    To obtain the necessary representation at the Special Meeting, solicitations may be made by mail, telephone or interview by MacKenzie Partners, Inc. ("MacKenzie") or its agents as well as by officers of the Fund, employees of NMI and securities dealers by whom shares of the Fund have been sold. It is anticipated that the total cost of any such solicitations, if made by MacKenzie or its agents, would be approximately $20,000 plus out-of-pocket expenses, and if made by any other party, would be nominal. The expense of management's solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Proxy Statement, will be borne by NMI. NMI will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


    In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by November 10, 1997, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies up to November 11, 1997. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by NMI. If sufficient votes in favor of Proposal 1 are not received by November 11, 1997, NMI can no longer act as Investment Adviser to the Fund and another investment adviser would have to be appointed.


               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                            The Navellier Series Fund
                                            Aggressive Small Cap Equity
                                            Portfolio


October 17, 1997

                                                                       EXHIBIT A

                           THE NAVELLIER SERIES FUND
                         INVESTMENT ADVISORY AGREEMENT

    This AGREEMENT is made this 11th day of November, 1997, by and between THE NAVELLIER SERIES FUND, a business trust organized under the laws of the State of Delaware (the "Fund"), and NAVELLIER MANAGEMENT, INC., a Delaware corporation (the "Adviser").

    WHEREAS, the Fund engages in business as an open-end management investment company and is being registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

    WHEREAS, the Fund is currently comprised of one portfolio designated as the "Navellier Aggressive Small Cap Equity Portfolio" ("Portfolio"); and

    WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser with an emphasis on over the counter stocks; and

    WHEREAS, the Fund desires to retain the Adviser as investment adviser to furnish advisory and portfolio management services to the Fund;

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

    1. DUTIES AS ADVISER. The Fund hereby appoints the Adviser to act as the investment adviser to the Fund with respect to the Portfolio, and, subject to the supervision of the Board of Trustees of the Fund, to provide investment advisory services to the Fund as hereinafter set forth: (i) to obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; (ii) to continuously manage the assets of the Fund in a manner consistent with applicable law and the investment objectives and policies set forth in the most current prospectus and statement of additional information of the Fund under the Securities Act of 1933 (the "Prospectus"); (iii) to determine which issuers will be deemed "Qualified Issuers" (as defined in the Prospectus);
(iv) to determine the timing of purchases, sales, and dispositions of securities; (v) to take such further action in its sole discretion (but always in compliance with applicable law and the Prospectus) without obligation to give prior notice to the Board of Trustees of the Fund, or the Custodian, including the placing of purchase and sale orders on behalf of the Fund as it shall deem necessary and appropriate; (vi) to furnish to or place at the disposal of the Fund such of the information, evaluations, analyses, and opinions formulated or obtained by it in the discharge of its duties as the Fund may, from time to time, reasonably request; (vii) to take such actions necessary or appropriate to carry out the decisions of the Fund's Board of Trustees; (viii) to make decisions for the Fund as to the manner in which voting rights, rights to consent to trust action, and any other rights pertaining to how the Fund's portfolio securities shall be exercised ("Portfolio Voting Rights"). The Fund has directed the Custodian, and Custodian as agreed, to act in accordance with the instructions of the Adviser. The Adviser shall at no time have custody of or physical control over the investment account assets or securities, and the Adviser shall not be liable for any act or omission of the Custodian. The Adviser shall maintain records required under the Investment Advisers Act of 1940 ("Advisers Act") and shall make them available to the Fund or its designees for review or inspection upon demand and at the Adviser's expense.

    2. ALLOCATION OF CHARGES AND EXPENSES. The Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its expense, maintain such staff and employ or retain personnel and consult with other persons as it shall determine necessary. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Adviser may deem appropriate. The Adviser shall, without expense to the Fund, furnish the services of such members of the Adviser's organization as may be duly elected to be officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

    The Fund will pay or cause to be paid all other expenses of the Fund (except for the expenses to be paid by the Fund's Distributor), including, without limitation, the following: (i) services rendered by the Custodian and the Transfer Agent, (ii) fees, voluntary assessments, and other expenses incurred in connection with membership in investment company organizations, (iii) cost of stock certificates, reports, proxy materials and notices to shareholders, and other like miscellaneous expenses, (iv) brokerage commissions and other brokerage expenses, (v) taxes (including any income or franchise taxes), and any fees payable to federal, state, and other governmental agencies, (vi) fees and salaries payable to the Trustees, officers, and advisory board members of the Fund, if any, (vii) auditing the Fund's books and accounts, (viii) the cost of bookkeeping and accounting services, (ix) any and all Fund legal expenses, (x) costs of mailing and tabulating proxies and costs of shareholders' and Trustees' meetings, (xi) the cost of investment company literature and other publications provided by the Fund to its Trustees and officers, (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (xiii) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund, (xiv) costs of printing and mailing monthly statements and confirmations, (xv) expense of organizing the Fund, (xvi) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and/or state securities laws and maintaining such registrations and qualifications and (vii) other expenses properly payable by the Fund.

    3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser hereunder, the Fund shall pay to the Adviser, on a monthly basis, an annual fee of one and fifteen hundredths percent (1.15%) (the "Management Fee") of the Fund's average daily net assets for the Navellier Aggressive Small Cap Equity Portfolio. Payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after the last day of each such month. The compensation for the period from the effective date hereof to the next succeeding last day of the month shall be prorated according to the proportion which such period bears to the full month ending on such date, and provided further that, upon any termination of this Agreement before the end of the month, such compensation for the period from the end of the last month ending prior to such termination shall be prorated according to the proportion which such period bears to a full month, and shall be payable upon the date of termination. If the annual operating expenses borne by the Fund relating to any Portfolio, including amounts payable to the Adviser hereunder paid or payable by such Portfolio for any fiscal year, exceed the applicable expense limitations imposed by state securities laws or regulations thereunder (as same may be adjusted from time to time), the Adviser will reduce its Management Fee to the extent of such excess and if required, pursuant to any such laws or regulations (unless otherwise waived), will reimburse the applicable Portfolio for annual operating expenses in excess of any such expense limitation up to the amount of the Management Fee payable to it during that fiscal year with respect to such Portfolio. The Adviser has the right, but not the obligation, to waive any portion or all of its Management Fee, from time to time.

    The "average daily net assets" of each Portfolio for a particular period shall be determined by adding together all calculations of net assets, as regularly computed for such Portfolio on each business day during such period, and dividing the resulting total by the number of business days during such period.

    4. LIMITATIONS OF LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or fact, or, for any loss suffered by the Fund or its investors in connection with the matters to which this Agreement relates, except (i) a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or (ii) a loss for which the Adviser would not be permitted to be indemnified under the federal Securities laws. The Fund also agrees to indemnify Adviser to the extent provided for and agreed to by the parties in that agreement entitled Indemnification Agreement executed by the Fund and Adviser on May 15, 1993 and incorporated herein as and made a part hereof.

    5. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective as of November 11, 1997 and shall continue in effect unless sooner terminated, as herein provided, for two (2) years after the date hereof, and thereafter only if approved at least annually (a) by a majority of the Independent Trustees of the Board of Trustees of the Fund or (b) by the vote of a majority (as defined in the Act) of the outstanding voting securities of the fund, and, in addition, by the vote of a majority of the Trustees of the Fund who are not parties hereto nor interested persons of any party, as required by the Act.

    This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund, or by a vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, in either case upon written notice to the Adviser, and it may be terminated by the Adviser upon sixty (60) days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment, within the meaning of the Act, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

    6. SEPARATE CONTRACT. This Agreement is separate and distinct from, and neither affects nor is affected by (i) the Fund's Distribution Agreement, and
(ii) the Fund's Administrative Services Agreement. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm, corporation, or other entity and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling, or trading any securities, commodities, futures contracts, or options on such contracts for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    7. AMENDMENT. This Agreement may be amended from time to time by agreement of the parties; provided, that such amendment shall be approved both by the vote of a majority of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority (as defined in the Act) of the outstanding voting securities of the Portfolios of the Fund to which this Agreement is applicable.

    This Agreement may be amended by agreement of the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct, or supplement any ambiguous, defective, or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal and/or state laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

    8. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of the Fund and the Adviser and their respective successors.

    9. NAME OF THE FUND. The Fund acknowledges that the name "Navellier" is and shall remain the sole property of the Adviser, notwithstanding the use thereof by the Fund. The Fund may use the name "The Navellier Series Fund" or any name derived from the name "Navellier" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser and for only so long as Navellier Management, Inc., remains as Adviser to the Fund. At such time as such an agreement shall no longer be in effect, or Adviser's services have terminated, the Fund will (to the extent that it is lawfully able) cease to use such a name or any other name connected with the Adviser or any organization which shall have succeeded to the business of the Adviser.

    10. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Prospectus. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person" shall have the respective meanings specified in the Investment Company Act of 1940.

    11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and each party may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

    12. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware. Any dispute or controversy arising out of this Agreement shall be either submitted to arbitration (if both parties agree) in San Francisco, California (near the Fund's principal place of business) in accordance with the rules and regulations of the National Association of Securities Dealers, Inc., or decided by a trier of fact in a federal or state court in San Francisco, California, and in no other jurisdiction or court venued outside of San Francisco, California.

    13. ACKNOWLEDGEMENT OF RECEIPT OF FORM ADV PART II. The Fund hereby acknowledges receipt of the Adviser's Form ADV Part II or its brochure as required by Rule 204-3 promulgated under the Investments Advisers Act of 1940.

    14.  INTEGRATION OF ALL PRIOR DISCUSSIONS, NEGOTIATIONS AND
AGREEMENTS. This Agreement integrates all prior discussions, negotiations and agreements between the parties relating to Adviser's and Fund's agreement relating to the performance of investment advisory services for the Fund, and no evidence or parol evidence may be introduced to vary or change the terms of this written Agreement which is the full and final expression of the parties' agreement. Any change in the terms of this Agreement must be in writing signed by both parties.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Reno, Nevada.

                                THE NAVELLIER SERIES FUND

                                By:
                                     -----------------------------------------
                                               Joel Rossman, Trustee

Attest:                         By:
                                     -----------------------------------------
                                               Barry Sander, Trustee

                                By:
------------------------------       -----------------------------------------
Samuel Kornhauser                            Jacques Delacroix, Trustee

                                NAVELLIER MANAGEMENT, INC.

                                By:
                                     -----------------------------------------

PROXY                                                                    PROXY

            THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                         THE NAVELLIER SERIES FUND

                  ONE EAST LIBERTY STREET, THIRD FLOOR
                           RENO, NEVADA 89501

             PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                            NOVEMBER 10, 1997


   THIS PROXY IS SOLICITED BY LOUIS NAVELLIER, and the other Trustees of THE NAVELLIER SERIES FUND (the "NAVELLIER GROUP") for use at a special meeting of the shareholders of The Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"), an investment portfolio offered by The Navellier Series Fund (the "Series Fund") which meeting will be held at 9:30 a.m., Pacific Time, on November 10, 1997, at the offices of THE NAVELLIER SERIES FUND, One East Liberty Street, Third Floor, Reno, Nevada 89501 (the "Meeting").

   The undersigned shareholder of the Portfolio, revoking any and all previous proxies heretofore given for shares of the Portfolio held by the undersigned ("Shares"), does hereby appoint Louis Navellier and Samuel Kornhauser, and each and any of them, with full power of substitution to each to be the attorneys and proxies of the undersigned (the "Proxies"), to attend the Meeting of the shareholders of the Portfolio, and to represent and direct the voting interests represented by the undersigned as of the record date for said Meeting for the Proposals specified below.

   This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified below in the squares provided, the undersigned's vote will be cast "FOR" the Proposal. If no direction is made for the Proposal, this proxy will be voted "FOR" the Proposal. In their discretion, the Proxies are authorized to transact and vote upon such other matters and business as may come before the Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
                         FOLD AND DETACH HERE

                                                       Please mark
                                                       your votes as     /X/
                                                       indicated in
                                                       this example

                                            FOR      AGAINST      ABSTAIN
Proposal 1  TO APPROVE THE INVESTMENT
            ADVISORY AGREEMENT BETWEEN      /  /      /  /          /  /
            NAVELLIER MANAGEMENT, INC.
            AND THE FUND.



                                            FOR      AGAINST      ABSTAIN

Proposal 2  TO TRANSACT SUCH OTHER
            BUSINESS AS MAY PROPERLY COME   /  /      /  /          /  /
            BEFORE THE SPECIAL MEETING OF
            SHAREHOLDERS AND ANY
            ADJOURNMENTS THEREOF.

To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF LOUIS NAVELLIER and THE OTHER TRUSTEES OF THE NAVELLIER SERIES FUND, WHICH RECOMMEND A VOTE FOR PROPOSAL 1.
                                              ---


NOTE: Please sign exactly as your name appears hereon. If shares are registered in more than one name, all registered shareholders should sign this proxy; but if one shareholder signs, that signature binds the other shareholder. When signing as an attorney, executor, administrator, agent, trustee, or guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.



Dated_______, 1997  Signature of Shareholder_______________ Number of Shares____
                    Signature of Shareholder_______________ Number of Shares____

This proxy may be revoked by the shareholder(s) at any time prior to the special meeting.

--------------------------------------------------------------------------------
                         FOLD AND DETACH HERE